



Canterbury Park Holding Corporation
CPHC: NASDAQ

2023 Annual Meeting
June 2023

CANTERBURY PARK

Cautionary Statement

From time to time, in reports filed with the SEC, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans which are typically preceded by the words "believes, expects, anticipates, intends" or similar expressions. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that such forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements, including those set forth in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022.

These presentation materials use the terms "EBITDA" and "adjusted EBITDA." Neither EBITDA nor adjusted EBITDA are measures of performance calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). They should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. Definitions of EBITDA and adjusted EBITDA can be found on pages 6 and 10 of this presentation along with a table reconciling these non-GAAP financial measures to GAAP.

Canterbury Park At a Glance

Premier Minneapolis Gaming & Entertainment Destination

- **2 million adults** within 30-minute drive
- **18,000 sq. ft.** gaming facility
- **34** Las Vegas-style table games and **26** poker tables(1)
- **Profitable** Pari-Mutuel operation

Compelling Financial Profile

- **4.4%** Casino revenue CAGR (2018-2022)
- **24.3%** Adjusted EBITDA margin in 2022
- Pristine balance sheet with **$33.0 million net cash** position(2) and **$13.5** million TIF receivable
- Meaningful near-term **JV earnings**

Strong Growth Outlook

- Attractive **opportunity to pursue gaming expansion in Minnesota** and **diversification** of business
- Creating **entertainment hub** as central part of Canterbury Commons development
- **~42 acres** of developable land

18,000	34 / 26	24	85k sq. ft.	~42
Sq. Ft. of Gaming Space	Las Vegas-Style Table Games / Poker Tables	Food & Beverage Outlets(3)	Customizable Event Space	Acres of Excess Land for Development

(1) Reflects average count for 2022
(2) Net cash is pro forma as of March 31, 2023 and includes the amphitheater land sale for ~$9 million and $2.5 million employee retention receivable
(3) Four offerings always available, with remaining twenty only open for select events.

CANTERBURY PARK

2022 Financials

Year End 2022 Results

- Net revenues increased 11% Y/Y to $66.8M
- Net income decreased $4.3M Y/Y to $7.5M
- Adjusted EBITDA increased $1.7M Y/Y to $15.1M

Quarterly Results Summary

- 1Q22
  - Net revenues increased $4.4M, or 48%, net income increased $1.2M, or 222%, adjusted EBITDA increased $2.1M, or 149%, Y/Y
  - Results reflect improvements in company-wide financial results, success of targeted marketing efforts, and expanded events calendar which helped drive higher visitation and spend
- 2Q22
  - Net revenues increased $1.9M, or 12%, net income decreased $114K, or 6%, adjusted EBITDA increased $50K, or 1%, Y/Y
  - Results reflect improvements in company-wide financial results and expanded events calendar, offset by lower table games' hold in the Casino
- 3Q22
  - Net revenues increased 4% to a Q3 record of $22.3M and net income increased 6% to $2.9M
  - Adjusted EBITDA increased $165K, or 3%, Y/Y to a Q3 record of $5.3M
  - Results reflect targeted marketing which drove strong Casino and Racing results as well as expanded events calendar which drove higher visitation and spend, including strong F&B results
- 4Q22
  - Net revenues decreased 6% to $13.1M, net income decreased 84% to $1.1M, adjusted EBITDA decreased 20% to $2.7M, Y/Y
  - Results reflect 10% decrease in Casino revenues, partially offset by increases in pari-mutuel, F&B and other revenues as operations return to more normalized levels

2022 P&L

($ in thousands, ex. per share)	Twelve Months Ended December 31,	
	2023	2022
Net revenue	$66,824	$60,400
Operating expenses	$55,943	$42,882
Income from operations	$10,893	$17,781
Net income	$7,513	$11,798
Adjusted EBITDA[1]	$15,141	$13,471
Adjusted EBITDA % of net revenue	22.7%	22.3%
Basic EPS	$1.55	$2.47
Diluted EPS	$1.54	$2.44

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 6 of this presentation.

CANTERBURY PARK

2022 Adjusted EBITDA Reconciliation

($ in thousands)	Twelve Months Ended December 31,	
	2023	2022
Net income	$7,513	$11,798
Interest income, net	(910)	(719)
Income tax (benefit) expense	2,722	3,999
Depreciation	2,981	2,845
EBITDA	12,306	17,923
Loss on disposal of assets	157	-
Gain on sale / transfer of land	(12)	(264)
Employee Retention Credit	-	(6,314)
Depreciation and amortization related to equity investments	1,783	1,736
Interest expense related to equity investments	907	906
Other revenue, COVID-19 relief grants	-	(515)
Adjusted EBITDA	$15,141	$13,471

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income, income tax expense, depreciation and amortization, as well as excluding gain on sale of land, depreciation and amortization related to equity investments, interest expense related to equity investments, and grant money received from the Minnesota COVID-19 relief package. Neither EBITDA nor Adjusted EBITDA is a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table to the left, which presents reconciliations of these measures to the GAAP equivalent financial measures. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.

1Q23 Financials

Quarterly Results Below Prior-Year Record Results

- Casino: total revenues decreased 6% Y/Y
- Casino: decreased spend per visit across the database
- Racing and Pari-Mutuel: total revenue decreased 9% Y/Y
- F&B and Other: 21% Y/Y growth on a more normalized, more strongly attended special events calendar
- Net revenue decreased 3% to $13.3M
- Adjusted EBITDA decreased 30% Y/Y to $2.5M
- Adjusted EBITDA as a percentage of total revenue was 19%

Healthy Quarter-End Financial Position

- $21.7M in cash, cash equivalents and short-term investments
- $2.5M in Employee Retention Credit receivable
- $13.5M in TIF receivables
- No long-term debt
- $0 balance on Company's line of credit
- Line of credit offers availability up to $10M through January 31, 2024

1Q23 P&L

($ in thousands, ex. per share)	Three Months Ended March 31,	
	2023	2022
Net revenue	$13,300	$13,638
Operating expenses	$11,755	$11,212
Income from operations	$1,554	$2,426
Net income	$2,771	$1,774
Adjusted EBITDA[1]	$2,482	$3,547
Adjusted EBITDA % of net revenue	18.7%	26.0%
Basic EPS	$0.57	$0.37
Diluted EPS	$0.56	$0.36

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 10 of this presentation.

CANTERBURY PARK

1Q23 Balance Sheet

($ in thousands)	March 31, 2023	December 31, 2022
Cash and short-term investments	$21,733	$17,989
Restricted cash	3,620	3,117
Employee retention credit receivable	2,506	6,103
Other current assets	3,591	3,490
Current assets	31,450	30,700
TIF receivable	13,499	13,294
Other long-term assets	48,804	48,312
Total assets	$93,752	$92,276
Long-term debt	-	-
Total liabilities	$19,977	$21,091
Stockholders' equity	73,775	71,185
Total liabilities and stockholders' equity	$93,752	$92,276

CANTERBURY PARK

1Q23 Adjusted EBITDA Reconciliation

($ in thousands)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Net income	$2,771	$1,774
Interest income, net	(399)	(193)
Income tax expense	1,041	606
Depreciation	735	746
EBITDA	4,148	2,933
Gain on insurance proceeds related to equity investments	(2,529)	-
Depreciation and amortization related to equity investments	441	421
Interest expense related to equity investments	422	193
Adjusted EBITDA	$2,482	$3,547

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income, income tax expense, depreciation and amortization, as well as excluding gain on sale of land, depreciation and amortization related to equity investments, interest expense related to equity investments, and grant money received from the Minnesota COVID-19 relief package. Neither EBITDA nor Adjusted EBITDA is a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table to the left, which presents reconciliations of these measures to the GAAP equivalent financial measures. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.

Business Update



Investment Highlights

Profitable and Growing Casino

- Operates 24 hours per day / 7 days per week
- Features wide variety of poker games, unbanked table games including blackjack, baccarat and three card poker, and dealer-assist electronic gaming devices
- Multiple opportunities to increase visitation and spend per visit

Profitable Pari-Mutuel Horse Racing and F&B Operations

- Approximately 54 live racing days per year planned for 2023 meet
- Daily simulcast wagering

Actively Converting Real Estate to Shareholder Value

- 42 remaining acres of land for future development
- Can accommodate multiple uses including residential, retail, mixed-use, office and entertainment
- TIF (tax increment financing) Redevelopment District created by Shakopee (host city)

Attractive Financial Profile

- TTM revenue of $66.5 million*
- TTM net income of $8.5 million*
- TTM Adjusted EBITDA of $14.1 million*
- Book value per share of $15.02 reflects cost basis of land

NOTE: *TTM for the period ended March 31, 2023

Casino Overview and Update

Casino offers 60 Las Vegas-style table games and poker tables

- Company can operate up to 80 table games, with $100 (poker) and $300 (table games) maximum betting limits
- Canterbury has chosen its current game mix due to space limitations and potential legislation to incorporate new types of games
- Games operated on an unbanked basis

Las Vegas-Style table games generate over $2,000 per day on average

Player database of nearly 36,000 unique visitors

- Roughly 30% of Casino play is unrated



Revenue by Game Type ($ in mm)
$24.0
$10.0
$24.6
$9.8
$15.2
$4.7
$28.9
$9.2
$29.7
$10.5
2018
2019
2020
2021
2022
Table Games
Poker Games



WPD by Game Type
$1,812
$757
$1,642
$856
$1,983
$888
$2,188
$928
$2,218
$802
2018
2019
2020
2021
2022
Table Games
Poker Games



Table Game Player ADT
$117
$108
$127
$153
$158
2018
2019
2020
2021
2022

CANTERBURY PARK

Pari-Mutuel Overview and Update

Canterbury operates the only thoroughbred racetrack in Minnesota

Racing operation generates revenue from several sources:

- Live racing
- 24/7 simulcasting
- % of ADW wagers in the state
- Out of state wagering on our live racing product

Revenue from live and simulcast racing as well as out of state wagering comes via pre-determined takeout percentages on handle

Live Racing Admissions Revenue ($ in mm)


$1.2
$1.1
$0.2
$0.9
$1.2
2018
2019
2020
2021
2022

Live Racing / Simulcast / OOS Handle ($ in mm)


$36.8
$28.3
$11.4
$30.0
$26.7
$10.6
$64.9
$14.1
$82.4
$19.9
$8.5
$87.8
$19.2
$9.8
2018
2019
2020
2021
2022
Live Racing
Simulcast
OOS

CANTERBURY PARK

SMSC Agreement Update

Background Information

- 10-year agreement
- Signed in 2012 between Canterbury Park and the Shakopee Mdewakanton Sioux Community ("SMSC")
- Provided Canterbury with annual Purse Enhancements and Marketing spend to support the racing industry in exchange for Canterbury not pursuing expanded gaming opportunities at its property

The agreement with the SMSC expired by its terms on December 31, 2022, for several reasons:

- The agreement prohibited Canterbury from promoting or lobbying the Minnesota legislature for expanded gaming
- Canterbury can now pursue expanded gaming opportunities
  - Modernization of Minnesota Pari-Mutuel regulations
  - Tribal sports betting initiatives will create opportunity for racetracks to pursue expanded offerings

F&B Overview and Update

Canterbury offers four core F&B outlets

- Chips Restaurant
- Chips Bar
- Homestretch Café
- Paddock Bar

Facility includes 20 additional F&B offerings that are open for select events and live racing



F&B Revenue ($ in mm)
$8.0
$8.9
$2.4
$6.2
$8.2
2018
2019
2020
2021
2022



Level 1
TRACKSIDE
1. Track Snack
2. Winners' Circle Bar
3. Bud Light Bar
4. Sweets on Track
5. Pizza and Pasta
6. Lucky's Gift Shop
7. Cutwater Club
8. Paddock Gardens Conference Room
9. Bo Diddley's Pub and Deli
10. Chips Restaurant
Level 2
MEZZANINE
11. Chips Bar
12. Bud Light Outdoor Bar
13. Track Snack
14. Horseshoe Bar
15. Canterbury Classics
16. Chalk Pub
17. Pub Grub
Level 3
CLUBHOUSE
18. Home Stretch
19. Paddock Bar

CANTERBURY PARK

Canterbury Park Site Map


EXISTING PARKING
EXPO CENTER
CANTERBURY PARK
EXISTING HORSE TRACK
PROPOSED AMPHITHEATER
PROPOSED BARNS
EXISTING BARNS
+/- 1.0 acres
+/- 3.0acres
+/- 3.0acres
+/- 1.5 acres
+/- 1.5 acres
+/- 1.8 acres
+/- 15.0 acres
+/- 20.0 acres
CANTERBURY PARK
LIVE
1 Triple Crown Phase 1
2 Triple Crown Phase 2
3 Canterbury Crossing Community
4 Artessa Co-Op Community
5 OMRY Senior Living
STAY
6 Next Steps Learning Center
Future potential hotel
WORK
7 Greystone Office
PLAY
8 Casino
9 Amphitheater
10 Brewery / Restaurant
Excess Land
11 1 Acre Plot
12 3 Acre Plot
13 Entertainment Venue (LOI)
14 Practice Track Reduction (15 Acres)
15 Barn Relocation Project (20 Acres)
JV Excess Land
16 1.5 acres
17 1.5 acres
18 1.8 acres

Real Estate Joint Venture Summary

	Triple Crown Residences (Phase 1)	Triple Crown Residences (Phase 2)	Greystone Office	Bravis Modern Street Food & Badger Hill Brewing	The OMRY Senior Living
JV Partner	Doran	Doran	Greystone	Greystone	Greystone
Description	321-unit luxury gated apartment community	315 additional units	28,000 sq. ft. two-story office building	Restaurant & Brewery	156-unit senior living center
Status	Completed	Under construction	Completed	Under construction	Under construction
Opening Date	June 2020	Late 2023 / Early 2024	September 2021	Summer 2023	Fall 2023
Canterbury Ownership %	27.4%	27.4%	28.4%	35.9%	11.9%

Triple Crown Apartments

Phase I

- Now open
- 321 units
- Clubhouse which serves as connection to Phase II
- Leasing at 95%

Phase II

- Mirror image of Phase I
- 315 units
- Ground up construction continues
- Initial occupancy expected in January 2024
- Full completion expected in Spring 2024







CANTERBURY PARK

Winners Circle

"Southwest Development" joint venture with Greystone Construction

Canterbury holds 62% equity ownership

13 acres across seven pad sites

Key spaces:

- 28,000 sq. ft. Greystone Construction office
  - Completed July 2022
  - Headquarters for Greystone Construction; Rayus Diagnostics additional tenant
- Badger Hill Brewing & Bravis Modern Street Food
  - Taproom
  - Authentic Mexican restaurant
  - Shared building space expected to open in Summer 2023
- The OMRY Senior Living
  - Senior living facility with 156 units expected to open in Fall 2023


GREYSTONE





Third Party Development Overview

	Canterbury Crossing	Artessa	Next Steps Learning Center	Amphitheater
Developer	Pulte	Lifestyle Communities	Greystone	Swervo
Description	109-unit residential rowhome community	44-unit co-op senior living community	Pre-school	19,000-seat state-of-the-art amphitheater
Status	Completed	Land sale closed	Land sale closed	Land sale closed
Opening Date	Initial units opened in late 2021	Winter 2025	Early 2024	Summer 2025

Amphitheater

Capacity for 19,000 fans

- State of the art outdoor facility
- Largest outdoor constructed music venue in Minnesota
- Expects to attract 45 shows per year featuring the country's top acts and artists
- Land sale of 37.5 acres for $8.8 million
- Related $15 million barn relocation program ongoing through 2023 and into 2024
- Development Sponsor: Swervo Development



Appendix


R. Fuentes

Canterbury Park Timeline



1994

Sampson family and Dale Schenian purchase a closed Canterbury Downs Racetrack

Canterbury Park becomes officially incorporated and acquires the Racetrack on March 29th before the Company's IPO on August 25th (priced at $4/share)

1995

Live meets and related pari-mutuel wagering commence during May – September season




CARD CASINO
CANTERBURY PARK

2000

Opening of Canterbury Casino

2014

Opening of Expo Center



2018

Canterbury Crossing Development Begins

Establish TIF agreement with City of Shakopee

Break ground on Phase 1 of Triple Crown Apartments

2019

Casino renovation is completed





2020

Triple Crown Apartments (Phase 1) open

Canterbury Crossing Community breaks ground

2021

Greystone Office opens



2022

The OMRY Senior Living Community breaks ground

Triple Crown Apartments (Phase 2) breaks ground

2023

Expected groundbreaking of amphitheater, Next Steps Learnings Center and Artessa Co-Op

Expected opening of half of Triple Crown Apartments (Phase 2) in December (remainder to open in 2024)



2025

Expected amphitheater opening

2023 – 2025

Phased stable area demolition & relocation to unlock value from excess underlying land

1994 | 1995 | 2000 | 2014 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024

CANTERBURY PARK

Diverse Business Model

Casino

- 60* total tables operating 24 / 7
- Table games include Blackjack, Mississippi Stud, EZ-Baccarat, Three Card Poker, Face Up Pai Gow Poker, Ultimate Texas Hold'em
- Poker games include Texas Hold'em, Omaha Hi-Lo, Seven Card Stud
- Known for friendly dealers and comfortable environment
- TTM revenue of $39.6 million**

Real Estate Development

- 42 remaining acres available for future development
- Current project status
  - Phase I of Triple Crown Apartments occupied with Phase II under construction
  - Restaurant and brewery under construction
  - Amphitheater expected to begin construction in Summer 2023

Racing

- Live racing May to September
- Year-round race simulcasting
- Annual attendance of nearly 500,000
- Average daily attendance on live racing dates of approximately 5,000 guests

Hospitality & Entertainment

- 30+ food and beverage outlets, including self-managed and leased venues
- More than 85,000 square feet of flex space for events, trade shows, conferences, meetings and galas
- Unique and intimate concert viewing experience
- 70+ special event days per year
- 300+ catering clients annually







*Agreement with state of Minnesota allows for up to 80 tables
**TTM for the period ended March 31, 2023

CANTERBURY PARK

Casino Overview

Table and poker games**

- 34 table games
- 26 poker tables
- 11 dealer-assist electronic gaming positions
- Casino games are "unbanked"
- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- $300 per hand bet limit ($100 for poker)

Financial performance (TTM)

- Revenue of $39.6 million*

Key growth drivers

- Guest frequency / market penetration / higher ADT players
- Expanded marketing reach
- Floor enhancements and updated game mix



*TTM for the period ended March 31, 2023

Monetization of Canterbury Real Estate

Pure land sales represent one of several paths to monetize the excess real estate surrounding Canterbury Park

Two parcels, encompassing roughly 30 acres, sold for total consideration of approximately $5.8 million (2015 and 2016)

- Implied value of raw land is about $192,000 per acre

14 acres of land sold for consideration of approximately $3.5 million (2021 and 2022)

- In April 2021, the Company closed on sale of approximately 10 acres for total consideration of $2.5 million
- In May 2021, the Company closed on the remaining four acres for total consideration of approximately $1.1 million
- Implied value of raw land is roughly $250,000 per acre

Roughly 37 acres of land sold for consideration of approximately $8.8 million (2023)

- Implied value of raw land is roughly $240,000 per acre

Outright Land Sale – Representative Value Scenario	
Available Developable Acreage	42
Developable Land Value per Acre*	$240,000
Total Developable Land Value	$10M
Shares Outstanding	4.9M
Land Value per Share	$2.05

*Developable land value per acre based on land sale from 2021 through 2023

CANTERBURY PARK

Monetization of Canterbury Real Estate

Land transfers to JVs represent one of several paths to monetize the excess real estate surrounding Canterbury Park

Doran (Triple Crown Apartments)

- CPHC contributed 13 acres of land at per acre value of $228,000 for Phase 1
- Doran exercised option for Phase 2 in August 2020
- CPHC contributed 10 acres to joint venture at per acre value of $259,000
- Land represents Canterbury's equity contribution to JV
- CPHC to record income out of joint venture cash flow

Greystone Construction (Southwest Development)

- CPHC contributed 13 acres of land to joint venture at per acre value of $261,000
- CPHC to hold roughly 62% interest in joint venture
- Land represents Canterbury's equity contribution to joint venture
- CPHC to record income out of joint venture cash flow

Equity Investments and TIF Receivable[1]	
Acres in Joint Ventures (Equity Investments)	36
Basis of Land Contribution into Triple Crown Apartments JVs (I and II) – 23 acres	$5.6M
Basis of Land Contribution into Southwest Development JV – 13 acres	$3.4M
TIF Receivable, inclusive of interest	$13.5M
Total Book Value of Equity Investments and TIF Receivable	**$22.5M**

NOTE: Values as of March 31, 2023

CANTERBURY PARK

Q&A

